                                                                    EXHIBIT 10.3

                             AMENDMENT NUMBER ONE TO
                   EMPLOYMENT AND NON-INTERFERENCE AGREEMENT

      This AMENDMENT NUMBER ONE TO EMPLOYMENT AND NONINTERFERENCE AGREEMENT, dated as of December __, 2001 (this "Amendment"), is by and between George Bellino (the "Executive") and Citi Trends, Inc., f/k/a Allied Fashion, Inc., a Delaware corporation (the "Company").

                                   WITNESSETH:

      WHEREAS, the Company and the Executive are parties to that certain Employment and Non-Interference Agreement, dated April 13, 1999 (the "Original Agreement" and, as amended by this Amendment, the "Agreement");

      WHEREAS, the Company and the Executive wish to amend certain terms of the Original Agreement as set forth herein; and

      WHEREAS, capitalized terms not defined herein shall have the respective meanings set forth in the Original Agreement;

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

      Section 1. Section 1 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

            "1. Nature of Employment

            The Company hereby employs Executive, and Executive agrees to accept such employment, as President and Chief Merchandising Officer of the Company."

      Section 2. Section 3 of the Original Agreement is hereby amended by deleting the figure "$190,000" and inserting in lieu thereof "215,000".

      Section 3. Section 4 of the Original Agreement is hereby amended by deleting the words "on the date hereof" and inserting in lieu thereof the words "on December_____________, 2001".

      Section 4. Section 14 of the Original Agreement is hereby amended

            (a) by inserting as the notice information for the Executive the following;

                   "George Bellino
                    c/o Citi Trends, Inc.
                    102 FAHM ST,
                    SAVANNAH, GA  31401"

            (b) by inserting as the notice information for the Company the following:

                         "Citi Trends, Inc.
                          c/o Hampshire Equity Partners
                          520 Madison Avenue, 33rd Floor
                          New York, NY 10022
                          Attention: Gregory P. Flynn
                          Facsimile No.: 212-750-2970"; and

            (c) by deleting the name "Olivier L. Trouveroy" and inserting in lieu thereof "Gregory P. Flynn".

      Section 5. Exhibit A to the Original Agreement is hereby deleted and replaced with Exhibit A attached hereto and all references to "Exhibit A" in the Agreement shall hereafter be references to Exhibit A to this Amendment.

      Section 6. Acknowledgement and Waiver. Executive agrees and acknowledges that his reassignment to the position of President and Chief Merchandising Officer, as contemplated by this Amendment shall not constitute a Reason for termination within the meaning of the Agreement and Executive hereby expressly waives any right he may have to assert that such reassignment constitutes Reason within the meaning of the Agreement.

      Section 7. Except as expressly provided herein, the Original Agreement shall remain in full force and effect. On or after the effectiveness of this Amendment, each reference in the Original Agreement to "this Agreement," "hereof," "hereunder," "herein" and words of similar import, and each reference to the Original Agreement in any other agreements, documents or instruments executed and delivered pursuant to the Original Agreement, shall mean and be a reference to the Original Agreement, as amended by this Amendment.

      Section 8. Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF GEORGIA.

      Section 9. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have set their hands as of the day and year first written above.

                                    EXECUTIVE:

                                    /s/ George Bellino
                                    -----------------------------
                                    Name: George Bellino

                                    CITI TRENDS, INC.

                                    By: /s/ Gregory P. Flynn
                                        --------------------------
                                        Name: Gregory P. Flynn
                                        Title: CHAIRMAN

                                                                       Exhibit A

Bonus Calculation for George Bellino

Executive's Target Bonus shall be 50% of his annual base salary, as set forth in
Section 3(a) of the Agreement,

Criteria for achievement of the Target Bonus shall be as follows, to be calculated in accordance with the Performance Matrix set forth below; provided, however, that for fiscal year 2001, 50% ($53,750) of the Executive's Target Bonus shall be guaranteed and the remaining 50% shall be subject to the Criteria and Performance Matrix set forth below, applied to the period from August 2001 to January 2002, versus the reforecast as of June 13, 2001.

Criteria                                               Percentage of Target Bonus
--------                                               --------------------------
Achievement of budgeted sales (including new stores)               30%

Achievement of budgeted gross profit dollars                       30%

Achievement of budgeted EBIT                                       20%

At the discretion of the Board of Directors                        20%

Performance Matrix;

      % Range of Budget        Multiple          % Range of Total Bonus
      -----------------        --------          ----------------------
       80%           85%         1.00x            20%               25%
       86%           90%         2.00x            27%               37%
       91%           99%         3.00x            40%               67%
      100%          110%         2.00x           100%              120%
      110%          120%         3.00x           120%              150%
      120%          130%         5.00x           150%              200%
Above 130%                                       200%

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